SUPPLEMENT DATED SEPTEMBER 15, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC FUNDS –

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

CLASS A, CLASS B, CLASS C, CLASS R and ADVISOR CLASS SHARES

DATED AUGUST 1, 2016

This supplement revises the Pacific FundsSM Portfolio Optimization Moderate-Conservative Class A, Class B, Class C, Class R and Advisor Class shares summary prospectus dated August 1, 2016 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is removed from the Principal Risks from Holdings in Underlying Funds subsection:

•	Short Exposure Risk